                                      PROXY

                               LARGE CAP PORTFOLIO

                                       OF

                           THE TRAVELERS SERIES TRUST

                         SPECIAL MEETING OF SHAREHOLDERS

                                 April 12, 2006

     KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Large Cap Portfolio of The Travelers Series Trust (the "Trust") hereby appoints Elizabeth M. Forget, Paul Cellupica and Jeffrey A. Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby FI Large Cap Portfolio, a series of Metropolitan Series Fund, Inc., will (i) acquire all of the assets of Large Cap Portfolio, a series of the Trust; and (ii) assume all of the liabilities of the Trust's Large Cap Portfolio.

         FOR [           ]   AGAINST [           ]   ABSTAIN [           ]
              -----------             -----------             -----------

     Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                            Dated:               , 2006
                                                   --------------

                                            ------------------------------------
                                            Name of Insurance Company

                                            ------------------------------------
                                            Name and Title of Authorized Officer


                                            ------------------------------------
                                            Signature of Authorized Officer

LARGE CAP
PORTFOLIO
Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:
         Insurance Company
--------
Separate Account
                 ----

        2 EASY WAYS TO VOTE                  THE TRAVELERS SERIES TRUST
                                                LARGE CAP PORTFOLIO
1.   RETURN THIS VOTING INSTRUCTION   ONE CITYPLACE, HARTFORD, CONNECTICUT 06103
     FORM USING THE ENCLOSED
     POSTAGE-PAID ENVELOPE.
2.   VOTE BY INTERNET - SEE                VOTING INSTRUCTION FORM FOR THE
     INSTRUCTIONS IN PROSPECTUS/           SPECIAL MEETING OF SHAREHOLDERS
     PROXY STATEMENT.                         APRIL 12, 2006, 10:00 A.M.

*** CONTROL NUMBER: ***

LARGE CAP PORTFOLIO

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the Large Cap Portfolio (the "Portfolio"), a series of The Travelers Series Trust (the "Trust"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York, at 10:00 a.m. Eastern Time on April 12, 2006, and at any adjournments thereof.

THE COMPANY AND THE BOARD OF TRUSTEES OF THE TRUST SOLICIT YOUR VOTING INSTRUCTIONS and recommend that you instruct the Company to vote "FOR" the Proposal. The Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, THE COMPANY WILL VOTE FOR THE PROPOSAL.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

                                      Date                 , 2006
                                           ----------------

                                      PLEASE SIGN IN BOX BELOW
                                      ------------------------------------------

                                      ------------------------------------------
                                      Signature - Please sign exactly as your
                                      name appears at left. Joint owners each
                                      should sign. When signing as attorney,
                                      executor, administrator, trustee or
                                      guardian, please give full title as such.
                                      If a corporation, please sign in full
                                      corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

           Please fold and detach card at perforation before mailing.

The Board of Trustees of the Trust has proposed the matter described below.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                        FOR    AGAINST   ABSTAIN

To approve the Agreement and Plan of Reorganization     [ ]      [ ]       [ ]
with respect to the acquisition of Large Cap
Portfolio, a series of The Travelers Series Trust, by
FI Large Cap Portfolio, a series of Metropolitan
Series Fund, Inc.

                                     PROXY

                          STRATEGIC EQUITY PORTFOLIO

                                      OF

                          THE TRAVELERS SERIES TRUST

                        SPECIAL MEETING OF SHAREHOLDERS

                                April 12, 2006

   KNOW ALL MEN BY THESE PRESENTS that the undersigned shareholder(s) of the Strategic Equity Portfolio of The Travelers Series Trust (the "Trust") hereby appoints Elizabeth M. Forget, Paul Cellupica and Jeffrey A. Tupper, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Portfolio to be held on April 12, 2006, at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York, at 10:00 a.m. local time, and at any adjournment thereof ("Meeting"), as follows:

1. To approve an Agreement and Plan of Reorganization whereby FI Large Cap Portfolio, a series of Metropolitan Series Fund, Inc., will (i) acquire all of the assets of Strategic Equity Portfolio, a series of the Trust; and
    (ii) assume all of the liabilities of the Trust's Strategic Equity
    Portfolio.

      FOR [       ]           AGAINST [       ]         ABSTAIN [       ]

   Discretionary authority is hereby conferred as to all other matters as may properly come before the Meeting.

THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.

                                     Dated:             , 2006
                                           _____________


                                     ------------------------------------------
                                     Name of Insurance Company


                                     ------------------------------------------
                                     Name and Title of Authorized Officer


                                     ------------------------------------------
                                     Signature of Authorized Officer

STRATEGIC EQUITY
PORTFOLIO
Name(s) of Separate Account(s)
Of the Insurance Company
Owning Shares in this Portfolio:
      Insurance Company
_____
Separate Account
                 _____

          2 EASY WAYS TO VOTE                 THE TRAVELERS SERIES TRUST
                                              STRATEGIC EQUITY PORTFOLIO
1.  RETURN THIS VOTING INSTRUCTION FORM        ONE CITYPLACE, HARTFORD,
    USING THE ENCLOSED POSTAGE-PAID                CONNECTICUT 06103
    ENVELOPE.
2.  VOTE BY INTERNET - SEE INSTRUCTIONS     VOTING INSTRUCTION FORM FOR THE
    IN PROSPECTUS/PROXY STATEMENT.          SPECIAL MEETING OF SHAREHOLDERS
                                              APRIL 12, 2006, 10:00 A.M.
*** CONTROL NUMBER:             ***

STRATEGIC EQUITY PORTFOLIO

The undersigned hereby instructs [insert name of insurance company that issued the variable insurance contract or policy] (the "Company") to vote the shares of the Strategic Equity Portfolio (the "Portfolio"), a series of The Travelers Series Trust (the "Trust"), as to which the undersigned is entitled to give instructions at the Special Meeting of Shareholders of the Portfolio to be held at the offices of Met Investors Series Trust, 260 Madison Avenue, 10th Floor, New York, New York, at 10:00 a.m. Eastern Time on April 12, 2006, and at any adjournments thereof.

THE COMPANY AND THE BOARD OF TRUSTEES OF THE TRUST SOLICIT YOUR VOTING INSTRUCTIONS and recommend that you instruct the Company to vote "FOR" the Proposal. The Company will vote the appropriate number of Portfolio shares pursuant to the instruction given. IF NO INSTRUCTION IS SET FORTH ON A RETURNED FORM AS TO THE PROPOSAL, THE COMPANY WILL VOTE FOR THE PROPOSAL.

Receipt of the Notice of Special Meeting and the related Prospectus/Proxy Statement is hereby acknowledged.

                              Date             , 2006
                                   ____________

                                      PLEASE SIGN IN BOX BELOW


                              Signature - Please sign exactly as your name appears at left. Joint owners each should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

          Please fold and detach card at perforation before mailing.

The Board of Trustees of the Trust has proposed the matter described below.

TO VOTE FOR, AGAINST OR ABSTAIN FROM VOTING ON THE PROPOSAL, CHECK THE APPROPRIATE BOX BELOW.

                                                        FOR  AGAINST  ABSTAIN
To approve the Agreement and Plan of Reorganization
with respect to the acquisition of Strategic Equity
Portfolio, a series of The Travelers Series Trust, by
FI Large Cap Portfolio, a series of Metropolitan
Series Fund, Inc.                                       [  ]   [  ]    [  ]